                                                      EXHIBIT 10.39(c)
                           SECOND AMENDMENT
                                  TO
                   PRODUCTION AND DELIVERY AGREEMENT


     Reference for all purposes is hereby made to that certain Production and Delivery Agreement dated September 25, 1992, by and between ENRON OIL & GAS COMPANY, a Delaware corporation ("Grantor") and CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 1400 Smith Street, P. O. Box 1188, Houston, Texas 77251-1188 ("Grantee"), as amended by that certain First Amendment to Production and Delivery Agreement dated effective April 1, 1993 (the "Delivery Agreement"), pertaining to certain oil and gas leases, wells and related interests, which Delivery Agreement is recorded as set forth on Exhibit C hereto.

     WHEREAS, Grantor and Grantee desire to amend the Delivery Agreement as hereinafter set forth as of July 1, 1993 (the "Effective Date") to release certain Leases and Subject Wells from the Delivery Agreement and to add certain additional oil and gas leases, wells and related interests and to make other changes as provided herein:

     NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars and no/100ths ($10.00) and other good and valuable consideration, cash in hand paid to Grantor by Grantee, Grantor and Grantee do hereby amend the Delivery Agreement as follows:

     1. Capitalized terms as used herein shall have the meanings given to them in the Delivery Agreement unless otherwise defined herein.

     2. Exhibit A to the Delivery Agreement is hereby amended by deleting those Leases set forth on Exhibit A-1 hereto and those Subject Wells set forth on Exhibit A-2 hereto and adding those oil and gas leases and related interests set forth on Exhibit B-1 hereto and those wells set forth on Exhibit B-2 hereto.

     3. Except as expressly amended hereby, the Delivery Agreement shall remain in full force and effect as heretofore entered into and amended. Grantor and Grantee ratify and confirm the Delivery
Agreement as hereby amended.

     4. This instrument is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     WITNESS THE EXECUTION HEREOF, this 29th day of September, 1993, to be effective as of the Effective Date.

                              GRANTOR:

WITNESSES:                    ENRON OIL & GAS COMPANY


                              By:
                              Name: G. E. Uthlaut
                              Title: Sr. Vice President

                              GRANTEE:

WITNESSES:                    CACTUS HYDROCARBON 1992-A LIMITED
                              PARTNERSHIP

                              By:  Enron Big Piney Corp.
                                   General Partner

                              By:
                              Name: Andrew S. Fastow
                              Title: Vice President

EXHIBIT "A-1"  -    Description of Deleted Leases
EXHIBIT "A-2"  -    Description of Deleted Wells
EXHIBIT "B-1"  -    Description of Added Leases
EXHIBIT "B-2"  -    Description of Added Wells
EXHIBIT "C"    -    Recordation Schedule - Production and Delivery
                    Agreement and First Amendment to Production and
                    Delivery Agreement

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of _____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ________________________, to me personally known, who, being by me duly sworn, did say that he is the ___________________ of ENRON OIL & GAS COMPANY, a Delaware corporation, and that the instrument was signed in behalf of the corporation by authority of its Board of Directors and that ____________________ acknowledged the instrument to be the free act and deed of the corporation.


                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS

                                   Printed Name of Notary

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of ____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ______________________, to me personally known, who, being by me duly sworn, did say that he is the ________________ of Enron Big Piney Corp., General Partner of CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, and that the instrument was signed on behalf of said corporation, acting as General Partner of said limited partnership and that _____________________ acknowledged the instrument to be the free act and deed of the limited partnership.


                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS


                                   Printed Name of Notary

                                       EXHIBIT A-1

Attached to and made a part of that certain Second Amendment to Production and Delivery Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                             DELETED LEASES

                       SUBLETTE COUNTY, WYOMING
<Caption
ENRON                                                                                                           LEASE
LEASE NO.           LESSOR           LEGAL DESCRIPTION                                           DATE           RECORDING
50427-000           W-055275         Township 26 North, Range 112 West, 6th P.M                  2/1/59         Not Recorded
                                     Section 22:  NE/4NE/4, SE/4, S/2NE/4
                                     Section 23: NW/4NW/4, SW/4NW/4,3 E/2NW/4, SW/4
                                     Limited to only the Frontier formation under said
                                     lands.

                              EXHIBIT A-2

Attached to and made a part of that certain Second Amendment to Production and Delivery Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                             DELETED WELLS

                        LINCOLN COUNTY, WYOMING
WELL NAME           WELL NUMBER      LEGAL DESCRIPTION                                 WI BPO      NRI BPO     WI APO     NRI APO
Fontenelle 11-36    0912100001       Township 26 North, Range 112 West, 6th P.M.       .0170308    .0148326    .0195606   .0161375
                                     Section 36: NW/4NW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 12-03    0912200001       Township 25North, Range 112 West, 6th P.M.        .0134239    .0118418    .0195606   .0161375
                                     Section 3: SW/4NW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 13-11    0912300001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 11: NW/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 13-24    0912400001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195597   .0184859
                                     Section 24: NW/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 13-34    0012400001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195597   .0184859
                                     Section 34: NW/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 14-01    0912500001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 1: SW/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 14-02    0912600001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 2: SW/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 14-04    0912800001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 4: SW/4NW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 14-06    0912900001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 6: Lot 7
                                     Formation: Consl. Frontier ABCD

Fontenelle 14-27    0912700001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 27: SW/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 22-36    0913100001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 36: SE/4NW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 23-07F   0913400001       Township 25 North, Range 111 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 7: NE/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 23-25    0913200001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 25: NE/4SW/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 23-33    0913300001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 33: Lot 7
                                     Formation: Consl. Frontier ABCD

Fontenelle 31-04    0913500001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 4: NW/4NE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 31-05    0913600001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 4: NW/4NE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 31-06F   0913700001       Township 25 North, Range 111 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 6: NW/4NE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 32-10    0913800001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 10: SW/4NE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 33-04    0914100001       Township 25 North, Range 112 West, 6th P.M.       .0148326    .0148326    .0195606   .0161375
                                     Section 4: NW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 33-12    0128800001       Township 15 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 12: NW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 33-13    0913900001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 13: NW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 33-24    0914000001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 25: NW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 34-03    0914000001       Township 15 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 3: SW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 34-09    0914500001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 9: SW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 34-23    0914200001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 23: SW/4SE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 34-28    0914300001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 28: Lot 9
                                     Formation: Consl. Frontier ABCD

Fontenelle 41-09    0914900001       Township 25 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 9: NE/4NE/4
                                     Formation: Consl. Frontier ABCD

Fontenelle 41-24    0914600001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 24: Lot 1
                                     Formation: Consl. Frontier ABCD

Fontenelle 41-26    0914800001       Township 26 North, Range 112 West, 6th P.M.       .0134239    .0118418    .0195606   .0161375
                                     Section 36: Lot 1
                                     Formation: Consl. Frontier ABCD

                                     EXHIBIT B-1

Attached to and made a part of that certain Second Amendment to Production and Delivery Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A
Limited Partnership ("Cactus") as Grantee.

                                   ADDED LEASES

                             LINCOLN COUNTY, WYOMING
ENRON
LEASE NO.        LESSOR           LEGAL DESCRIPTION                                 DATE            RECORDED
75237-000        ST of WY         Township 26 North, Range 112 West, 6th P.M.       2/2/86          Book 236 PR,
                 86-00117         Section 16:  NW/4, NW/4NE/4, S/2NE/4, S1/2                        Page 170

                                    EXHIBIT B-2

Attached to and made a part of that certain Second Amendment to Hydrocarbon Exchange Agreement effective as of the 1st day of July, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                    ADDED WELLS

                              LINCOLN COUNTY, WYOMING
WELL NAME          WELL NUMBER        LEGAL DESCRIPTION                               WI BPO   NRI BPO    WI APO    NRI APO
Spur Canyon #1     0236940001         Township 26 North, Range 112 West, 6th P.M.      100%      75%       100%      75%
                                      Section 16: NE/4NW/4

West Stead         0240000001         Township 26 North, Range 112 West, 6th P.M.      100%      75%       100%      75%
Canyon #22-16                         Section 16: SW/4NE/4

                                 EXHIBIT C

Attached to and made a part of that certain Second Amendment to Production and Delivery Agreement effective as of the 1st day of May, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

Document                                       Filing Entity         Recording Reference
Production and Delivery Agreement dated        Lincoln County        Book 317 PR, Page 537
September 25, 1992 between EOG and Cactus                            File No. 755519
                                                                     October 8, 1992

                                               Sublette County       Book 90 O&G, Page 1
                                                                     File No. 238875
                                                                     October 2, 1992

Production and Delivery Agreement dated        Lincoln County        Book 330 PR, Page 31
effective April 1, 1993 between EOG and                              File No. 765867
Cactus                                                               June 4, 1993

                                               Sublette County       Book 92 O&G, Page 325
                                                                     File No. 241740
                                                                     May 28, 1993